Exhibit 10.2

OPTION GRANT NOTICE AND AGREEMENT

C & D Technologies, Inc. (the “Company”), pursuant to its 2011 Stock Option Plan (the “Plan”), hereby grants to the Holder the number of Options set forth below, each Option representing the right to purchase one share of Stock at the applicable Exercise Price (set forth below). The Options are subject to all of the terms and conditions set forth in this Option Grant Notice and Agreement (this “Agreement”) as well as all of the terms and conditions of the Plan, all of which are incorporated herein in their entirety. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan.

Holder:

Date of Grant:

Number of Options:

Exercise Price:	$

Expiration Date:

Type of Option:	Nonqualified Stock Option

Vesting Schedule:	The Options shall vest in accordance with the vesting schedule set forth Section 5(e) of the Plan, the terms of which are incorporated herein by reference and made a part hereof.

Exercise of Options:

A vested Option may be exercised by the Holder (or his or her authorized representative) by the delivery, to the Company, at its principal executive office addressed to the attention of the Chief Financial Officer or General Counsel of the Company (or such other Company officer or employee of the Company as the Company may designate from time to time) of a Notice of Option Exercise in the form attached hereto as Exhibit A, or in such other manner as prescribed by the Company’s third party option administrator (and approved by the Company), including acceptable electronic notification, together with the aggregate required payment for exercise (as set forth in the Notice of Option Exercise).

Further, upon exercise of any vested Option, the Holder will be required to satisfy applicable withholding tax obligations as provided in Section 16 of the Plan and in accordance with the Notice of Withholding Election attached hereto as Exhibit B.

Upon acceptance of such notices by the Company and receipt of payment in full of the applicable exercise price, in accordance with the Notice of Option Exercise, and satisfaction of the tax withholding liability, in accordance with the Notice of Withholding Election, the Company shall cause to be issued a certificate representing the shares of Stock subject to exercise.

Termination:	Section 5(g) of the Plan regarding treatment of Options upon Termination is incorporated herein by reference and made a part hereof.

Additional Terms:	Options shall be subject to the following additional terms:

•        Options shall be exercisable in whole shares of Stock only.

•        Each Option shall cease to be exercisable as to any share of Stock when the Holder purchases the share of Stock or when the Option otherwise expires or is forfeited.

•        Any certificates representing the Stock delivered to the Holder shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such shares are listed, and any applicable federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions as the Committee deems appropriate.

•        This Option Agreement does not confer upon the Holder any right to continue as an employee or service provider of the Employer or any other member of the Company Group.

•        This Option Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof.

•        The Holder agrees that the Company may deliver by email all documents relating to the Plan or these Options (including, without limitation, a copy of the Plan) and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission). The Holder also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it shall notify the Holder by email or such other reasonable manner as then determined by the Company.

*    *     *

THE UNDERSIGNED HOLDER ACKNOWLEDGES RECEIPT OF THE PLAN, AND, AS AN EXPRESS CONDITION TO THE GRANT OF OPTIONS UNDER THIS AGREEMENT, AGREES TO BE BOUND BY THE TERMS OF BOTH THE AGREEMENT AND THE PLAN.

C & D TECHNOLOGIES, INC.		HOLDER

By:
	Signature	Signature
Title:		Date:
Date:

EXHIBiT A

NOTICE OF OPTION EXERCISE

Name

Address

Date

C & D Technologies, Inc.

Attn: Chief Financial Officer

Re:	Exercise of Non-qualified Stock Option

Gentlemen:

Subject to acceptance hereof by C & D Technologies (the “Company”) and pursuant to the provisions of the C & D Technologies, Inc. 2011 Stock Option Plan (the “Plan”), I hereby give notice of my election to exercise                      Options, which were granted to me under the Option Notice and Grant Agreement (the “Award”) dated as of                     . The purchase shall take place as of                     , 20     (the “Exercise Date”).

On or before the Exercise Date, I will pay the applicable purchase price as follows:

[ ]	by delivery of cash or a certified check for $ for the full purchase price payable to the order of C & D Technologies, Inc.;

[ ]	if and when the Stock becomes traded by brokers, whether on a national securities exchange or otherwise, by delivery of the purchase price by , a broker, dealer or other “creditor” as defined by Regulation T issued by the Board of Governors of the Federal Reserve System. I hereby authorize the Company to issue a stock certificate for the number of shares indicated above in the name of said broker, dealer or other creditor or its nominee pursuant to instructions received by the Company and to deliver said stock certificate directly to that broker, dealer or other creditor (or to such other party specified in the instructions received by the Company from the broker, dealer or other creditor) upon receipt of the purchase price; or

[ ]	if permitted by the Committee, by tendering to the Company shares held by me for at least six (6) months prior to the date of the exercise of the Option for the purpose of having the value of the shares applied to pay the purchase price.

I understand that I am not permitted to exercise the Option if I have been given notice that my employment will be terminated for Cause. I understand that if my ability to exercise is suspended in the manner provided for in the foregoing sentence, my ability to exercise may only be reinstated in the event that I cure the circumstances specified in such notice that was the basis for my termination for Cause and only if such ability to cure is expressly provided for in the applicable employment agreement or otherwise.

As soon as the stock certificate is registered in my name, please deliver it to me at the above address.

If the Stock being acquired is not registered for issuance to and resale by the Participant pursuant to an effective registration statement on Form S-8 (or successor form) filed under the Securities Act of 1933, as amended (the “1933 Act”), I hereby represent, warrant, covenant, and agree with the Company as follows:

The shares of the Stock being acquired by me will be acquired for my own account without the participation of any other person, with the intent of holding the Stock for investment and without the intent of participating, directly or indirectly, in a distribution of the Stock and not with a view to, or for resale in connection with, any distribution of the Stock, nor am I aware of the existence of any distribution of the Stock;

I am not acquiring the Stock based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Stock but rather upon an independent examination and judgment as to the prospects of the Company;

The Stock was not offered to me by means of publicly disseminated advertisements or sales literature, nor am I aware of any offers made to other persons by such means;

I am able to bear the economic risks of the investment in the Stock, including the risk of a complete loss of my investment therein;

I understand and agree that the Stock will be issued and sold to me without registration under any state law relating to the registration of securities for sale, and will be issued and sold in reliance on the exemptions from registration under the 1933 Act, provided by Sections 3(b) and/or 4(2) thereof and the rules and regulations promulgated thereunder;

The Stock cannot be offered for sale, sold or transferred by me other than pursuant to: (A) an effective registration under the 1933 Act or in a transaction otherwise in compliance with the 1933 Act; and (B) evidence satisfactory to the Company of compliance with the applicable securities laws of other jurisdictions. The Company shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the above laws;

The Company will be under no obligation to register the Stock or to comply with any exemption available for sale of the Stock without registration or filing, and the information or conditions necessary to permit routine sales of securities of the Company under Rule 144 under the 1933 Act are not now available and no assurance has been given that it or they will become available. The Company is under no obligation to act in any manner so as to make Rule 144 available with respect to the Stock;

I have and have had complete access to and the opportunity to review and make copies of all material documents related to the business of the Company, including, but not limited to, contracts, financial statements, tax returns, leases, deeds and other books and records. I have examined such of these documents as I wished and am familiar with the business and affairs of the Company. I realize that the purchase of the Stock is a speculative investment and that any possible profit therefrom is uncertain;

I have had the opportunity to ask questions of and receive answers from the Company and any person acting on its behalf and to obtain all material information reasonably available with respect to the Company and its affairs. I have received all information and data with respect to the Company which I have requested and which I have deemed relevant in connection with the evaluation of the merits and risks of my investment in the Company;

I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the purchase of the Stock hereunder and I am able to bear the economic risk of such purchase; and

The agreements, representations, warranties and covenants made by me herein extend to and apply to all of the Stock of the Company issued to me pursuant to this Award. Acceptance by me of the certificate representing such Stock shall constitute a confirmation by me that all such agreements, representations, warranties and covenants made herein shall be true and correct at that time.

I understand that the certificates representing the shares of Stock being purchased by me in accordance with this notice shall bear a legend referring to the foregoing covenants, representations and warranties and restrictions on transfer, and I agree that a legend to that effect may be placed on any certificate which may be issued to me as a substitute for the certificates being acquired by me in accordance with this notice. I further understand that capitalized terms used in this Notice of Option Exercise without definition shall have the meanings given to them in the Award or in the Plan, as applicable.

Very truly yours,

AGREED TO AND ACCEPTED:
C & D TECHNOLOGIES, INC.

By:
Title:

Number of Options	Number of Options

Exercised:	Remaining:

Date:

EXHIBIT B

NOTICE OF WITHHOLDING ELECTION

C & D TECHNOLOGIES, INC.

TO:

FROM:

RE:	Withholding Election

This election relates to the Options identified in Paragraph 3 below. I hereby certify that:

(1)	My correct name and social security number and my current address are set forth at the end of this document.

(2)	I am (check one, whichever is applicable).

[ ]	the original recipient of the Options.

[ ]	the legal representative of the estate of the original recipient of the Options.

[ ]	the legal guardian of the original recipient of the Options.

(3)	The Options to which this election relates were issued under the C & D Technologies, Inc. 2011 Stock Option Plan (the “Plan”) in the name of , pursuant to an Option Notice and Grant Agreement dated as of , under which a total of Options were granted, each Option representing the right to purchase one (1) share of Stock of the Company (the “Award”). This election relates to shares of Stock issuable upon exercise of the Options identified, provided that the numbers set forth above shall be deemed changed as appropriate to reflect the applicable Plan provisions.

(4)	In connection with any exercise of the Option with respect to the Stock, I hereby elect:

[ ]	if permitted by the Committee, to have a number of shares issuable pursuant to the exercise with a Fair Market Value equal to the purchase price withheld by the Company for the purpose of having the value of the shares applied to pay federal, state, and local, if any, taxes arising from the exercise.

[ ]	if permitted by the Committee, to tender shares held by me prior to the exercise of the Option for the purpose of having the value of the shares applied to pay such taxes.

The shares to be withheld or tendered, as applicable, shall have, as of the date on which the amount of tax required to be withheld is determined (the “Tax Date”), a Fair Market Value equal to the minimum statutory tax withholding requirement under federal, state, and local law in connection with the exercise.

(5)	This Withholding Election is made no later than the Tax Date and is otherwise timely made pursuant to the Plan.

(6)	I understand that this Withholding Election may not be revised, amended or revoked by me.

(7)	I further understand that, if applicable, the Company shall withhold from the shares a whole number of shares having the value specified in Paragraph 4 above.

(8)	The Plan has been made available to me by the Company. I have read and understand the Plan and I have no reason to believe that any of the conditions to the making of this Withholding Election have not been met.

(9)	Capitalized terms used in this Notice of Withholding Election without definition shall have the meanings given to them in the Plan or the Award.

Dated:
Signature

Social Security Number	Name (Printed)

Street Address

City, State, Zip Code